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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                   FORM 8-K/A
                                 Amendment No. 2

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 19, 1999


                       PEGASUS COMMUNICATIONS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                 0-21389                  51-0374669
      ---------------           ------------           ------------------
      (State or Other           (Commission              (IRS Employer
     Jurisdiction of            File Number)           Identification No.)
      Incorporation)

      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania       19004
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               (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code: 888-438-7488
                                                            ------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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         This Amendment No. 2 amends the current report on Form 8-K dated
November 19, 1999 and originally filed on January 12, 2000, as amended by Amendment No. 1 filed on February 2, 2000, by (i) amending and replacing in its entirety the section entitled "DIRECTV Litigation" under Item 5 and (ii) amending and replacing Item 7 (c) with the filing of a new exhibit Exhibit 99.3.

Item 5. Other Events.

DIRECTV Litigation

         On June 3, 1999, the National Rural Telecommunications Cooperative filed a lawsuit in federal court against DIRECTV seeking a court order to enforce the National Rural Telecommunications Cooperative's contractual rights to obtain from DIRECTV certain premium programming formerly distributed by United States Satellite Broadcasting Company, Inc. for exclusive distribution by the National Rural Telecommunications Cooperative's members and affiliates in their rural markets. The National Rural Telecommunications Cooperative also sought a temporary restraining order preventing DIRECTV from marketing the premium programming in such markets and requiring DIRECTV to provide the National Rural Telecommunications Cooperative with the premium programming for exclusive distribution in those areas. The court, in an order dated June 17, 1999, denied the National Rural Telecommunications Cooperative a preliminary injunction on such matters, without deciding the underlying claims. On July 22, 1999, DIRECTV responded to the National Rural Telecommunications Cooperative's continuing lawsuit by rejecting the National Rural Telecommunications Cooperative's claims to exclusive distribution rights and by filing a counterclaim seeking judicial clarification of certain provisions of DIRECTV's contract with the National Rural Telecommunications Cooperative. In particular, DIRECTV contends in its counterclaim that the term of DIRECTV's contract with the National Rural Telecommunications Cooperative is measured solely by the orbital life of DBS-1, the first DIRECTV satellite launched into orbit at the 101(degree) W orbital location, without regard to the orbital lives of the other DIRECTV satellites at the 101(degree) W orbital location. DIRECTV also alleges in its counterclaim that the National Rural Telecommunications Cooperative's right of first refusal, which is effective at the end of the term of DIRECTV's contract with the National Rural Telecommunications Cooperative, does not provide for certain programming and other rights comparable to those now provided under the contract. On September 8, 1999, the court denied a motion by DIRECTV to dismiss certain of the National Rural Telecommunications Cooperative's claims, leaving all of the causes of action asserted by the National Rural Telecommunications Cooperative at issue.

         On September 9, 1999, the National Rural Telecommunications Cooperative filed a response to DIRECTV's counterclaim contesting DIRECTV's interpretations of the end of term and right of first refusal provisions. On August 26, 1999, the National Rural Telecommunications Cooperative filed a separate lawsuit in federal court against DIRECTV claiming that DIRECTV had failed to provide to the National Rural Telecommunications Cooperative its share of launch fees and other benefits that DIRECTV and its affiliates have received relating to programming and other services. On November 15, 1999, the court granted a motion by DIRECTV and dismissed a portion of the National Rural Telecommunications Cooperative's lawsuit regarding launch fees and other benefits. In particular, the court dismissed the tort claim asserted by the National Rural Telecommunications Cooperative, but left in place the remaining claims asserted by the National Rural Telecommunications Cooperative. The court also consolidated that lawsuit with the other pending National Rural Telecommunications Cooperative/DIRECTV lawsuit. The court set various discovery and motion deadlines for the Spring and Summer of 2000 but did not set a trial date.
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         On December 29, 1999, DIRECTV filed a motion for partial summary judgment. The motion seeks a court order that National Rural Telecommunications Cooperative's right of first refusal, effective at the termination of DIRECTV's contract with National Rural Telecommunications Cooperative does not include programming services and is limited to 20 program channels of transponder capacity. The hearing date on DIRECTV's motion was vacated by the court pending resolution of certain procedural issues raised by a new lawsuit Pegasus and Golden Sky Systems, Inc. filed against DIRECTV, discussed below. The court has not yet set a trial date on the merits of the claims.

         On January 10, 2000, Pegasus and Golden Sky Systems, Inc. filed a class action lawsuit in federal court in Los Angeles against DIRECTV as representatives of a proposed class that would include all members and affiliates of National Rural Telecommunications Cooperative that are distributors of DIRECTV. The complaint contains causes of action for various torts, common counts and declaratory relief based on DIRECTV's failure to provide National Rural Telecommunications Cooperative with premium programming, thereby preventing National Rural Telecommunications Cooperative from providing the programming to the class members. The claims are also based on DIRECTV's position with respect to launch fees and other benefits, term and rights of first refusal. The complaint seeks monetary damages and a court order regarding the rights of National Rural Telecommunications Cooperative and its members and affiliates.

         On February 10, 2000, Pegasus and Golden Sky Systems, Inc. filed an amended complaint which added new tort claims against DIRECTV for interference with plaintiffs' relationships with manufacturers, distributors and dealers of direct broadcast satellite equipment. Pegasus and Golden Sky also withdrew the class action allegations to allow a new class action to be filed on behalf of the members and affiliates of the National Rural Telecommunications Cooperative. The outcome of this litigation and the litigation filed by National Rural Telecommunications Cooperative could have a material adverse effect on Pegasus' direct broadcast satellite business because Pegasus is an associate of the National Rural Telecommunications Cooperative with contract rights that are affected by the contractual relationship between the National Rural Telecommunications Cooperative and DIRECTV.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.


99.1 Press Release dated January 20, 2000 (which is incorporated by reference to Amendment No. 1, filed February 2, 2000, to Pegasus' Current Report on Form 8-K, dated November 19, 1999 and filed January 12, 2000 (File No. 0-21389)).
99.2 Press Release dated January 26, 2000 (which is incorporated by reference to Amendment No. 1, filed February 2, 2000, to Pegasus' Current Report on Form 8-K, dated November 19, 1999 and filed January 12, 2000 (File No. 0-21389)).
99.3* First Amended Complaint filed February 10, 2000 in the United States District Court, Central District of California, by Pegasus Satellite Television, Inc. and Golden Sky Systems, Inc, as plaintiffs, against DIRECTV, Inc. and Hughes Communications Galaxy, Inc., as defendants.

-----------------
* Filed herewith.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             PEGASUS COMMUNICATIONS CORPORATION


                             By: /s/ Scott A. Blank
                                 -----------------------------------------------
                                 Scott A. Blank
                                 Vice President

February 16, 2000

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                                  Exhibit Index



Exhibit No.       Description
-----------       -----------

99.3 First Amended Complaint filed February 10, 2000 in the United States District Court, Central District of California, by Pegasus Satellite Television, Inc. and Golden Sky Systems, Inc, as plaintiffs, against DIRECTV, Inc. and Hughes Communications Galaxy, Inc., as defendants.